                                                                   Exhibit 10.12

                         Stock and Warrant Purchase Agreement
                                dated February 4, 2000

     The following parties have entered into the Stock and Warrant Purchase Agreement attached hereto to purchase shares of Common Stock and warrants to purchase shares of Common Stock of BioSphere Medical, Inc.:

Purchaser                         Shares Purchased             Shares Underlying Warrants
-----------------------------------------------------------------------------------------

ABS Employees' Venture                27,777                            6,944
Fund Limited Partnership
-----------------------------------------------------------------------------------------
ACI Capital / BSMD, LLC               16,666                            4,166
-----------------------------------------------------------------------------------------
ACI Capital / BSMDI, LLC             177,777                           44,444
-----------------------------------------------------------------------------------------
Biopergs, LLC                         27,777                            6,944
-----------------------------------------------------------------------------------------
Cerberus Partners, L.P.               55,556                           13,889
-----------------------------------------------------------------------------------------
Cerberus International, LTD.         111,112                           27,778
-----------------------------------------------------------------------------------------
Pequod Investments, L.P.             100,000                           25,000
-----------------------------------------------------------------------------------------
Pequod International, LTD             66,668                           16,667
-----------------------------------------------------------------------------------------
Richard Gallen & Co. Pension          11,112                            2,778
Trust 002
-----------------------------------------------------------------------------------------
Ursus Capital, L.P.                   15,000                            3,750
-----------------------------------------------------------------------------------------
John M. Carnuccio                      5,555                            1,388
-----------------------------------------------------------------------------------------
Jean-Marie Vogel                       5,555                            1,388
-----------------------------------------------------------------------------------------
David P. Southwell                     5,555                            1,388
-----------------------------------------------------------------------------------------
Timothy J. Barberich                  27,777                            6,944
-----------------------------------------------------------------------------------------

                      STOCK AND WARRANT PURCHASE AGREEMENT

         STOCK AND WARRANT PURCHASE AGREEMENT (this "Agreement"), dated February __, 2000, by and between BioSphere Medical, Inc., a Delaware corporation (the "Company"), and the investor named on the signature page hereof (the "Investor").

                               W I T N E S S E T H

         WHEREAS, the Company is offering for sale up to 700,000 shares (the "Shares") of its Common Stock (as defined below) and warrants (the "Warrants") to purchase up to 175,000 shares of Common Stock, at the aggregate price of $9.00 for one share of Common Stock and a Warrant to purchase one-fourth of one share of Common Stock (the "Per Share Purchase Price"), pursuant to a Private Placement Memorandum dated February 2, 2000 (the "Memorandum"), this transaction generally being herein referred to as the "Private Placement"; and

         WHEREAS, the Investor desires to purchase from the Company shares of Common Stock on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for good and valuable consideration the receipt of which is hereby acknowledged, the parties agree as follows:

         1. DEFINITIONS. Unless specifically defined herein, capitalized terms used herein have the meaning ascribed to such terms in the Memorandum except that, unless the context requires otherwise, the following terms have the meanings indicated:

         "Business Day" shall mean any day except Saturday, Sunday and any day which shall be in Boston, Massachusetts a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close.

         "Common Stock" shall mean the Common Stock, par value $0.01 per share, of the Company.

         "Investor Shares" shall mean the shares of Common Stock subscribed for hereunder by the Investor and the shares of Common Stock issuable upon exercise of the warrants purchased hereunder by the Investor, together with any shares of Common Stock issued in respect of such shares pursuant to a dividend or distribution, stock split, recapitalization, or similar transaction.

         "Person" shall mean any individual, partnership, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

         "Warrant Certificate " shall mean the Warrant Certificate representing a warrant to purchase shares of Common Stock issued pursuant to the Warrant Agreement.

         "Warrant Agreement" shall mean that certain Warrant Agreement, dated as of February __, 2000, by and between the Company and the Investor.

         2.       PURCHASE OF COMMON STOCK AND WARRANTS; SUBSEQUENT SALE.

                  (a) PURCHASE. Subject and pursuant to the terms and conditions set forth in this Agreement, the Company agrees that it will issue and sell to the Investor and the Investor agrees that it will purchase from the Company, at the Per Share Purchase Price, (i) __________ shares of Common Stock and (ii) a Warrant to purchase up to _______ shares of Common Stock on the terms and conditions set forth in the Warrant Agreement. The aggregate purchase price for the shares of Common Stock and the Warrant shall be $_______ (the "Aggregate Purchase Price"). The shares of Common Stock and the Warrant are being offered pursuant to the Memorandum.

                  (b) OTHER INVESTORS. The Company proposes to enter into a form of Stock and Warrant Purchase Agreement with other investors (the "Other Investors") on terms no more favorable to such other Investors than the terms set forth herein. The Investor and the Other Investors are hereinafter referred to collectively as the "Investors."

         3.       DELIVERIES AT CLOSING.

                  (a) DELIVERIES BY THE INVESTOR. At the Closing of the transactions contemplated hereby, the Investor shall deliver to the Company the following:

                           (1) the Aggregate Purchase Price by wire transfer of
immediately available funds to an account designated by the Company as set forth on Annex VI hereto;

                           (2) an executed Investor Questionnaire in the form
attached as Annex I;

                           (3) a executed Managed Account Representation Letter,
if applicable, in the form attached as Annex II;

                           (4) a completed copy of Annex III representing and
warranting as to shares beneficially owned prior to the consummation of the transactions contemplated hereby; and

                           (5) a completed Registration Statement Questionnaire
in the form attached as Annex IV.

                  (b) DELIVERIES BY THE COMPANY.


                           (1) On or more certificates representing the Investor
shares registered in the name of the Investor or its nominee(s), as the Investor has specified in writing to the Company;

                           (2) an executed Warrant Agreement; and

                           (3) One or more Warrant Certificate representing the
Warrant registered in the name of the Investor or its nominee(s), as the Investor has specified in writing to the Company.

         4.       REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS.

                  (a) INVESTOR REPRESENTATIONS, WARRANTIES AND COVENANTS. The Investor represents, warrants and agrees as follows:

                           (1) The Investor has received and reviewed a copy of
the Memorandum, and all appendices and supplements (if any) thereto, relating to the Shares and understands that no Person has been authorized to give any information or to make any representations that were not contained in the Memorandum, and the Investor has not relied on any such other information or representations in making a decision to purchase the Investor Shares. The Investor has had access to such financial and other information and has had the opportunity to ask questions and receive answers as deemed necessary in respect of the decision to purchase the Shares, and has consulted with advisors concerning the proposed investment in the Company. The Investor understands that an investment in the Company involves a high degree of risk for the reasons, among others, set forth under the caption "RISK FACTORS" in the Memorandum.

                           (2) The Investor has decided to invest in the Shares
and, in making the decision to so invest, is not in any way relying on the fact that any other Person has decided to invest in the Shares.

                           (3) The Investor represents that the Investor (or, if
applicable, each managed account on whose behalf the Investor Shares are being purchased by such Investor) is a sophisticated investor or is an "accredited investor" as defined in Rule 501 under the Securities Act of 1933, as amended (the "Securities Act"), as certified by the Investor pursuant to the Investor Questionnaire attached hereto as ANNEX I. The Investor further represents that the Investor (or, if applicable, each managed account on whose behalf the Investor Shares are being purchased) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risk of an investment in the Shares and can bear the economic risk of loss of the entire investment in the Shares being purchased.

                           (4) The Investor understands and expressly
acknowledges and agrees that none of the Shares has been, or will be, registered or qualified under the Securities Act, or under any applicable securities laws of any State of the United States ("Applicable State Law") and therefore may not be offered, sold, transferred, assigned, pledged, hypothecated or otherwise disposed of, directly or indirectly, unless subsequently registered or qualified under the Securities Act and under Applicable State Law or unless any exemptions from the registration requirements of the Securities Act and Applicable State Law are available, in each case to the extent permitted by the terms of this Agreement.

                           (5) The Investor understands and agrees that all
certificates representing the Investor Shares shall bear a legend which will be substantially in the form of the following:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND SUCH SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, TRANSFERRED OR HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT PURSUANT TO (1) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT OR (2) RULE 144 OR 144A UNDER SUCH ACT OR ANY OTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER SUCH ACT RELATING TO DISPOSITION OF SECURITIES."

                           (6) The Investor (or, if applicable, each managed
account on whose behalf the Investor Shares are being purchased by the Investor) will acquire the Investor Shares pursuant to this Agreement for its own account for investment and not with a view to, or in connection with, the resale or distribution thereof or in any arrangement or understanding with any other persons regarding the distribution of such Shares in violation of the Securities Act. The Investor hereby covenants and agrees to execute a lockup agreement, containing a ninety (90) day restriction on the sale of Investor Shares, and other standard terms and conditions, with any requesting underwriter participating in a primary offering (as defined in Section 5.1(a)(1) below).

                           (7) The Investor hereby covenants and agrees with the
Company not to make any sale of the Investor Shares without causing the prospectus delivery requirement under the Securities Act to be satisfied or otherwise complying with the Securities Act, and the Investor acknowledges and agrees that the Shares are not transferable on the books of the Company unless the certificate submitted to the transfer agent evidencing the Investor Shares is accompanied by (1) a separate certificate (i) in the form of ANNEX V hereto,
(ii) executed by an officer of, or other authorized person designated by, the Investor, and (iii) to the effect that (A) the Investor Shares have been sold in accordance with a registration statement pursuant to Section 5 and (B) the requirement of delivering a current prospectus has been satisfied; or (2) an opinion of counsel reasonably satisfactory to the Company stating that registration is not required under the Securities Act. The Investor acknowledges that there may be times when the Company may suspend the use of the prospectus forming a part of a registration statement in the event and during such period pending negotiations relating to, or consummation of, a transaction or the occurrence of any other event that would require additional disclosure of material information by the Company in the registration statement and disclosing such information would adversely affect the Company (as to which the Company has a BONA FIDE business purpose for preserving confidentiality) that would make it impractical or inadvisable to cause the registration statement to be filed or to become effective or to amend or supplement the registration statement or which otherwise renders the Company unable to comply with the Securities and Exchange Commission (the "Commission") requirements. In such event, the Company may suspend the use of such prospectus until such time as an amendment to such registration statement has been filed by the

Company and declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"); PROVIDED, HOWEVER, that such suspension shall not be for a period of more than 30 consecutive trading days during any one (1) suspension period or more than 60 trading days in any one (1) year period. The Investor hereby covenants and agrees that it will not sell any Investor Shares pursuant to said prospectus during the period commencing at the time at which the Company gives the Investor written notice of the suspension of the use of said prospectus and ending the earlier of 30 consecutive trading days after such notice or the date on which the Company gives the Investor written notice that the Investor may thereafter effect sales pursuant to said prospectus.

                           (8) The execution and delivery of this Agreement by
the Investor and the performance of this Agreement and the consummation by the Investor or the Investor's advisory clients, as the case may be, of the transactions contemplated hereby have been duly authorized by all necessary (corporate, in the case of a corporation) action of the Investor and, if applicable, the Investor's advisory clients; and this Agreement, when duly executed and delivered by the Investor, will constitute a valid and legally binding instrument, enforceable in accordance with its terms against the Investor or any of the Investor's advisory clients, as the case may be, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law) and except as the indemnification and contribution agreements of the Investor in Section 5(d) hereof may be legally unenforceable.

                           (9) The Investor represents that:

                                    (A)     If the Investor is a corporation, it
is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with full power and authority (corporate and other) to perform its obligations under this Agreement. If the Investor is a limited liability company, it is a limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with full power and authority (limited liability company and other) to perform its obligations under this Agreement. The person executing this Agreement on behalf of the Investor is authorized to act for the Investor in purchasing the Shares.

                                    (B)     If the Investor is a corporation
acting in an advisory capacity, it is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with full power and authority (corporate and other) to act on behalf of its advisory clients under this Agreement. If the Investor is a limited liability company acting in an advisory capacity, it is a limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with full power and authority (corporate and other) to act on behalf of its advisory clients under this Agreement

                                    (C) If the Investor is a trust, the trustee
thereunder has been duly appointed as trustee of such Investor with full power and authority to act on behalf of such Investor and to perform the obligations of such Investor under this Agreement. Furthermore, the trustee under such trust has independently determined that the purchase of the Investor Shares is a suitable investment for such trust as authorized by the terms thereof and applicable laws and regulations.

                                    (D)      If the Investor is a limited
partnership, it is a limited partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with full power and authority to perform its obligations under this Agreement.

                                    (E)     If the Investor is a limited
partnership acting in an advisory capacity, it is a limited partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with full power and authority to act on behalf of its advisory clients under this Agreement.

                                    (F) If the Investor is a corporation,
limited liability company, partnership, trust or other form of business entity, the execution and delivery of this Agreement will not contravene or result in a default under any provision of existing law or regulations to which the Investor is subject, the provisions of its trust instrument, charter, by-laws or other governing documents or any indenture, mortgage or other agreement or instrument to which it is a party or by which it is bound and does not require on its part any approval, authorization, license or filing from or with any foreign, federal, state or municipal board or agency which has not been obtained or duly made.

                                    (G)      If the Investor is an individual,
the Investor has full power and authority to perform its obligations under this Agreement.

                           (10) The Investor agrees to complete and execute and
return to the Company (a) the Investor Questionnaire attached as ANNEX I to this Agreement representing that the Investor is investing in Shares as an "accredited investor;" (b) if the Investor is acting on behalf of a managed account in the purchase of any Investor Shares, the Managed Accounts Representation Letter attached as ANNEX II to this Agreement; and (c) the Registration Statement Questionnaire attached as ANNEX IV, in each case together with an executed signature page to this Agreement. The Investor represents and warrants that the answers thereto are true and correct as of the date hereof and will be true and correct as of the effective date of the Registration Statement (as defined in Section 5). The Investor further represents and warrants that it is not purchasing the Investor Shares on behalf of any managed account other than as listed in the Managed Account Representation Letter.

                           (11) The Investor has not entered into any contracts,
arrangements, understandings or relationships (written or otherwise) with any other Person or Persons (other than the Company or a limited partner/member or affiliate of Investor, which in any case shall not violate any securities laws) with respect to any securities of the Company (including but not limited to transfer or voting of any of the securities, finder's fees, joint ventures, loan or option arrangements, puts or calls, guarantees of profits, division of profits or loss, or the giving or withholding of proxies) or the operations, management or control of the Company; the Investor is not bound together, under common control with, in a common enterprise with, or otherwise acting in concert with, any other Person or Persons (other than a limited partner/member or affiliate of Investor, which in any case shall not violate any securities laws) in connection with the transactions contemplated by this Agreement; and the

Investor does not own any securities of the Company which are pledged or otherwise subject to a contingency the occurrence of which would give another Person voting power or investment power over such securities.

                           (12) Except as otherwise set forth in ANNEX III: (i)
as of the date hereof, the Investor did not beneficially own any shares of Common Stock; and (ii) as of the date of this Agreement, the Investor does not beneficially own any shares of Common Stock. The Company acknowledges that certain of the members/limited partners of Investor may own shares of Common Stock; PROVIDED that such member/limited partner is an "accredited investor" as defined in Rule 501 of the Securities Act.

                           (13) No state, federal or foreign regulatory
approvals, permits, licenses or consents or other contractual or legal obligations are required for the Investor to enter into this Agreement or otherwise purchase the Investor Shares.

                  (b) COMPANY REPRESENTATIONS, WARRANTIES AND COVENANTS. The Company hereby represents, warrants and agrees as follows:

                           (1) The Company and each of its subsidiaries has been
duly organized and is validly existing in good standing under the laws of the jurisdiction of its organization, with full power and authority (corporate and other) to perform its obligations under this Agreement and the Warrant Agreement and to consummate the transactions contemplated hereby and thereby.

                           (2) The execution, delivery and performance of this
Agreement and the Warrant Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized by all necessary action of the Company and each of the Agreement and the Warrant Agreemet has been duly executed and delivered by the Company; and this Agreement and the Warrant Agreement, when duly executed and delivered by the Investor, will constitute a valid and legally binding instrument of the Company enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law) and except as the indemnification and contribution agreements of the Company in Section 5(d) hereof may be legally unenforceable.

                           (3) The Investor Shares have been duly authorized by
the Company, and when issued and delivered by the Company against payment therefor as contemplated hereby and in accordance with the terms of the Memorandum, the Investor Shares will be validly issued, fully paid and nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests in respect of the issuance thereof.

                           (4) The execution and delivery of this Agreement and
the Warrant Agreement, the consummation by the Company of the transactions herein and therein contemplated and the compliance by the Company with the terms hereof and thereof do not and will not violate the

Certificate of Incorporation of the Company, or the By-Laws of the Company, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of their properties or assets are subject, or any applicable statute or any order, judgment, decree, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the valid authorization, execution, delivery and performance by the Company of this Agreement, the issue of the Investor Shares or the consummation by the Company of the other transactions contemplated by this Agreement, except for such consents, approvals, authorizations, registrations or qualifications as may be required under Federal or state securities or "blue sky" laws or, with respect to requirements applicable to the Investor.

                           (5) The information contained in the following
documents, which the Company has furnished to the Investor does not contain any untrue statement of material fact or omit to state any material fact necessary in order to make the statements therein in light of the circumstances in which they were made not misleading as of the respective final dates of the documents. Each of the documents listed in (A) through (F) below complied as to form in all material respects with the applicable requirements of the Securities Act or Exchange Act.

                           (A) the Company's Annual Report to Stockholders on Form 10-K for the fiscal year ended December 31, 1998 (without exhibits);

                           (B) Amendment No. 1 to the Company's Annual Report for the fiscal year ended December 31, 1998 on Form 10-K/A;

                           (C) Notice to Shareholders and Proxy Statement for its Annual Meeting of Shareholders held June 16, 1999;

                           (D) the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1999;

                           (E) the Company's Current Report on Form 8-K, filed with the SEC as of June 2, 1999;

                           (F) Amendment No. 1 to Current Report on Form 8-K/A, filed with the SEC on August 2, 1999;

                           (G) the Company's January 31, 2000 Press Release regarding Fourth Quarter and Year End Financial Results; and

                           (H)      the Memorandum.

                     (6) The balance sheets attached to the Company's January 31, 2000 Press Release regarding Fourth Quarter and Year End Financial Results have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, are consistent in all material respects with the books and records of the Company and accurately present in all material respects the financial position of the Company and its subsidiaries as of December 31, 1999. There has been no material adverse change in the financial condition or business or results of operations of the Company or its subsidiaries since September 30, 1999.

                     (7) Except as disclosed in the documents referred to in paragraph (5) above, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company or any of its subsidiaries, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the properties, business, condition (financial or other), or results of operations of the Company and its subsidiaries taken as a whole or the transactions contemplated by this Stock and Warrant Purchase Agreement or any of the documents contemplated hereby or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under this Stock and Warrant Purchase Agreement or any of such other documents.

         (c) SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein and in the certificates for the Investor Shares delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Investor of the Investor Shares being purchased and the payment therefor.

         5. REGISTRATION OF THE SHARES; COMPLIANCE WITH THE SECURITIES ACT.

            (a)      REGISTRATION RIGHTS; REGISTRATION PROCEDURES AND EXPENSES.

                     (1) If at any time or times after the date hereof, the Company shall determine or be required to register any shares of its Common Stock or other equity securities for sale under the Securities Act (whether in connection with a public offering of securities by the Company (a "primary offering"), a public offering of securities by stockholders of the Company (a "secondary offering") or both), but not in connection with a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 or any other similar rule of the Commission under the Securities Act is applicable, the Company shall:

                         (i) Promptly give written notice thereof to each of the
Investors.

                         (ii) Use reasonable best efforts to effect the
registration under the Securities Act of all Investor Shares (but not any other shares) which such Investors request to be registered in a writing delivered to the Company within 20 days after such Investors' receipt of the notice referred to above, subject to subparagraph (iii) below.

                         (iii) In the case of the registration of shares of
Common Stock by the Company in connection with an underwritten public offering,
(i) the Company shall not be required to include any Investor Shares in such underwriting unless the Investors thereof accept the terms of the underwriting as agreed upon between the Company and the underwriter or underwriters selected by it, and (ii) if the underwriter(s) determines that marketing factors require a limitation on the number of Investor Shares to be offered, the Company shall not be required to register Investor Shares of the Investors in excess of the amount, if any, of shares of the capital stock which the principal underwriter of such underwritten offering shall reasonably and in good faith agree to include in such offering in excess of any amount to be registered for the Company, and in the event of any such limitation the number of Investor Shares of any Investor requesting inclusion in such registration shall be based upon the relative holdings of Common Stock of all Investors requesting such registration (and if any Investor would thus be entitled to include more Investor Shares than such Investor requested to be registered, the excess shall be allocated among other requesting Investors PRO RATA based upon their relative holdings of Common Stock). All expenses relating to the registration and offering of Investor Shares pursuant to this Section 5(a)(1) and pursuant to
Section 5(a)(2) below shall be borne by the Company, except that the Investors shall bear underwriting and selling commissions attributable to their Investor Shares being registered and any transfer taxes on shares being sold by such Investors.

                    (2)  The Company shall:

                         (a) Subject to the provisions of Section 5(c) below,
prepare and file with the Commission within 120 days of the Closing a registration statement (the "Registration Statement") to enable the public offering and sale of the Investor Shares by the Investor from time to time through the over-the-counter market or in privately-negotiated transactions or otherwise.

                         (b) Use reasonable best efforts, subject to receipt of
necessary information from the Investor, to cause the Registration Statement to become effective as promptly as practicable after filing thereof and in any event not more than 75 days after such filing.

                         (c) Promptly prepare and file with the Commission such
amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective for a period not exceeding the second anniversary of the Closing, or such shorter period which will terminate on the earlier of the date when (i) the Shares held by the Investor may be sold without registration under the Securities Act or (ii) all of the Shares covered by such Registration Statement have been sold pursuant to such Registration Statement or otherwise.

                         (d) Promptly furnish to the Investor with respect to
the Investor Shares registered under the Registration Statement (and to each underwriter, if any, of such Investor Shares) such number of copies of the Registration Statement and any amendment or supplement thereto and of prospectuses and preliminary prospectuses in conformity with the requirements of the Securities Act and such other documents as the Investor may reasonably request, in order to keep the Investor apprised of the progress of the registration process and to facilitate the public sale or other disposition of all or any of the Investor Shares by the Investor.

                         (e) Promptly file documents required of the Company for
customary "blue sky" clearance in states specified in writing by the Investor and reasonably required by the Investor in order to resell its Investor Shares; PROVIDED, HOWEVER, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented.

                         (f) Promptly inform the Investor when any stop order by
the Commission has been issued with respect to the Investor Shares and use its best efforts to promptly cause such stop order to be withdrawn.

                         (g) Take such other actions as may reasonably be
necessary to effect the registration of the resale of the Investor Shares in accordance with the terms of this Agreement and to allow such Investor Shares to trade in the same market system or exchange where the Company's Common Stock then trades.

                         (h) File the reports required to be filed by it under
the Securities Act and the Exchange Act (or, if the Company is not required to file such reports, it will, upon the request of any holder of Investor Shares, make publicly available other information so long as necessary to permit sales under Rule 144 under the 1933 Act), all to the extent required from time to time to enable the Investor to sell Investor Shares without registration under the Securities Act within the limitations provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission; PROVIDED, HOWEVER, that nothing in this Agreement shall require the Company to file reports under the Securities Act or the Exchange Act, to register any of its securities under the Exchange Act, or to make publicly available any information concerning the Company at any time when it is not required by law or by any agreement by which it is bound to do any of the foregoing.


A questionnaire related to the Registration Statement to be completed by the Investor is attached hereto as ANNEX IV.

                  (b) TRANSFER OF SHARES. The Investor agrees not to effect any disposition of the Shares or the right to purchase the Shares that would constitute a sale within the meaning of the Securities Act except as contemplated in Sections 5(a)(1) and (2) or pursuant to an exemption from registration under the Securities Act. The Investor agrees to promptly notify the Company of any changes in the information set forth in any registration statement regarding the Investor Shares or the Investor.

                  (c) The Investor hereby acknowledges and agrees that in the event that the Company makes any filing with the SEC in connection with a primary underwritten offering within 120 days following the Closing Date, the time period for preparing and filing a Registration Statement as contemplated by Section 5(a)(2) above shall be extended until September 30, 2000 and the Company shall use its reasonable best efforts, subject to the receipt of necessary information from the Investor, to cause the Registration Statement to become effective as promptly thereafter as practicable and in any event not more than 75 days after such filing.

                  (d) INDEMNIFICATION AND CONTRIBUTION. For the purpose of this
Section 5(d):

                     (1) The term "Selling Shareholder" shall include the Investor, officers, directors, trustees, or any affiliate of such Investor and each person, if any, who controls the Selling Shareholder within the meaning of the Securities Act;

                     (2) The term "Registration Statement" shall include (i) the Registration Statement and any final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement and (ii) any registration statement filed in connection with Section 5(a)(1) and any final prospectus, exhibit, supplement or amendment included in or relating to such registration statement; and

                     (3) The term "untrue statement" shall include any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         The Company agrees to indemnify and hold harmless each Selling Shareholder from and against any losses, claims, damages or liabilities to which such Selling Shareholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or arise out of any failure by the Company to fulfill any undertaking included in the Registration Statement and the Company will reimburse such Selling Shareholder for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, any such untrue statement or omission made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Shareholder specifically for use in preparation of the Registration Statement, or the failure of such Selling Shareholder to comply with the covenants and agreements contained in Sections 3(a) and 5(c) hereof respecting sale of the Shares or any statement or omission in any prospectus that is corrected or made not misleading in any subsequent prospectus that was delivered to the Investor prior to the pertinent sale or sales by the Investor. The Company will reimburse such Selling Shareholder, as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim.

         The Investor agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any failure to comply with the covenants and agreements contained in Sections 3(a) and 5(b) hereof respecting sale of the Shares, or any untrue statement of a material fact contained in the Registration Statement on the effective date thereof if such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of the Investor specifically for use in preparation of the Registration Statement, PROVIDED, HOWEVER, that such Investor shall not be liable in any such case to the extent that the Investor has furnished in writing to the Company information expressly for use in such Registration Statement or any amendment thereof or supplement thereto which corrected or made not misleading information previously furnished to the Company prior to the filing of the Registration Statement, and if thereafter, has notified the Company of such information immediately upon its occurrence or the Investor's knowledge of its occurrence. The Investor will reimburse the Company (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim. In no event shall the liability of the Investor hereunder be greater in amount than the dollar amount of the proceeds received by such Investor upon the sale of the Shares giving rise to such indemnification obligation.

         Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 5(d), such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and such indemnifying person shall be entitled to participate therein, and, to the extent it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, PROVIDED, HOWEVER, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; PROVIDED, HOWEVER, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel for all indemnified parties.

         If the indemnification provided for in this Section 5(d) from the indemnifying person is unavailable to an indemnified person hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying person, in lieu of indemnifying such indemnified person, shall contribute to the amount paid or payable by such indemnified person as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying person and indemnified persons in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying person and indemnified persons shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact, has been made by, or relates to information supplied by, such indemnifying person or indemnified persons, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in this Section 5(d), any reasonable legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Investor shall be required to contribute any amount in excess of the dollar amount of the proceeds received by such Investor upon the sale of the Shares giving rise to such contribution obligation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (e) TERMINATION OF CONDITIONS AND OBLIGATIONS. The conditions precedent imposed by Section 2 or this Section 5 upon the transferability of the Investor Shares shall cease and terminate as to any particular number of the Investor Shares when such Investor Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the registration statement covering such Investor Shares or at such time as an opinion of counsel satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

                  (f) INFORMATION AVAILABLE. So long as a registration statement is effective covering the resale of the Investor Shares, the Company will furnish to the Investor:

                      (1) As soon as practicable after available (but in the case of the Company's Annual Report to Shareholders, within one hundred twenty
(120) days after the end of each fiscal year of the Company), one copy of (i) its Annual Report to Shareholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants), (ii) if not included in substance in the Annual Report to Shareholders, its Annual Report on Form 10-K or equivalent form, (iii) its Quarterly Reports to Shareholders, (iv) if not included in substance in its Quarterly Reports to Shareholders, its quarterly reports on Form 10-Q or equivalent form, and (v) a full copy of the particular registration statement covering the Shares (the foregoing, in each case, excluding exhibits);

                      (2) Upon the reasonable request of the Investor, all exhibits excluded by the parenthetical to subparagraph (i) of this Section 5(f) and all other information that is made available to shareholders; and

                      (3) Upon the reasonable request of the Investor, an adequate number of copies of the prospectuses to supply to any other party requiring such prospectuses;

and the Company, upon the reasonable request of the Investor, will meet with the Investor or a representative thereof at the Company's headquarters to discuss all information relevant for disclosure in the registration statement covering the Investor Shares and will otherwise cooperate with any Investor conducting an investigation for the purpose of reducing or eliminating such Investor's exposure to liability under the Securities Act, including the reasonable production of information at the Company's headquarters.

         8.       MISCELLANEOUS.

                  (a) FEES AND EXPENSES. The Company shall reimburse the Investor for its out-of-pocket expenses incurred in connection with (i) the transactions contemplated hereby and (ii) the procedures in Section 5(a)(2)(a) through (h) hereof, other than fees and expenses, if any, of counsel or other advisors to the Investor upon delivery to the Company of reasonable documentation setting forth such out-of-pocket expenses. Notwithstanding the foregoing the Company shall reimburse the Investors for the reasonable fees and expenses (not to exceed $15,000) of one counsel to the Investors in connection with (i) the transactions contemplated hereby and (ii) the procedures in Section 5(a)(2)(a) through (h) hereof upon delivery to the Company of reasonable documentation. The parties hereto acknowledge and agree that the Company shall have no obligation to reimburse the Investors, and the Investors shall be solely liable for, all such fees and expenses of counsel in excess of $15,000.

                  (b) BINDING AGREEMENT; ASSIGNMENT. This Agreement shall be binding upon, and shall inure solely to the benefit of, each of the parties hereto, and each of their respective heirs, executors, administrators, successors and permitted assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The Investor may not assign any of its rights or obligations hereunder to any other person or entity without the prior written consent of the Company.

                  (c) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by written execution by both parties. By executing this Agreement below, the Investor agrees to be bound by all of the terms, provisions, warranties, covenants and conditions contained herein. Upon acceptance by the Company, this Agreement shall be binding on both parties hereto.

                  (d) CONSENT TO JURISDICTION. THIS AGREEMENT SHALL BE ENFORCED, GOVERNED AND CONSTRUED IN ALL RESPECTS IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PRINCIPLES. FURTHERMORE, EACH INVESTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS AND THE UNITED STATES OF AMERICA FOR THE DISTRICT OF MASSACHUSETTS IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

                  (e) NOTICES. All notices, requests, consents and other communication hereunder shall be in writing, shall be mailed by first class registered or certified mail, or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed and shall be delivered as addressed as follows:

         if to the Company, to:

                           BioSphere Medical, Inc.
                           111 Locke Drive
                           Marlborough, Massachusetts 01752
                           Attn:  Robert Palladino
                                  Chief Financial Officer

         with a copy mailed to:

                           Goodwin, Procter & Hoar LLP
                           Exchange Place
                           Boston, Massachusetts 02109
                           Attn:  Stuart M. Cable, P.C.

or to such other person at such other place as the Company shall designate to the Investor in writing; and

if to the Investor, at its address as set forth at the end of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

                  (f) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one in the same agreement.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                         BIOSPHERE MEDICAL, INC.

                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:

Accepted and Agreed as of the date
first above written:


--------------------------------------
Name of Investor (Print)

By:
    ----------------------------------
    Name:
    Title


Address:
            --------------------------

            --------------------------

            --------------------------
Telephone:
            --------------------------
Facsimile:


Nominee (name in which Investor Shares are to be registered, if different than name of Investor)


Address of Nominee:

---------------------------------------

---------------------------------------

---------------------------------------


Taxpayer I.D. Number:
                     ---------------------
(if acquired in the name of a nominee, the taxpayer
I.D. number of such nominee)

                            (CONTINUED ON NEXT PAGE)


Designated Bank__________________________

Address__________________________________

ABA No.
Account No.______________________________

Attention _______________________________


                  EACH INVESTOR EXECUTING THESE PURCHASE AGREEMENT SIGNATURE PAGES ON BEHALF OF ONE OR MORE MANAGED ACCOUNTS SHOULD PROVIDE THE NAME OF, AND FOREGOING INFORMATION WITH RESPECT TO, EACH SUCH MANAGED ACCOUNT.

                                                                         ANNEX I

                             INVESTOR QUESTIONNAIRE

         The Shares are being offered for sale to "accredited investors" as that term is defined in Rule 501 under the Securities Act of 1933, as amended (the "Act").

         The undersigned entity certifies that it (and each managed account on whose behalf Investor Shares are being purchased by it) is an "accredited investor" because it is (check one or more items below):

_____     i.    a bank as defined in section 3(a)(2) of the Act whether acting in its individual or fiduciary capacity;

_____     ii.   a savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity;

_____     iii.  a broker dealer registered pursuant to section 15 of the
                Securities Exchange Act of 1934, as amended;

_____     iv.   an insurance company as defined in section 2(13) of the Act;

_____     v.    an investment company registered under the Investment Company
                Act of 1940, as amended (the "1940 Act");

_____     vi.   a business development company as defined in section 2(a)(48) of the 1940 Act;

_____     vii.  a Small Business Investment Company licensed by the U.S. Small
                Business Administration under section 301(c) or (d) of the Small
                Business Investment Act of 1958;

_____     viii. a plan established and maintained by a state or its political subdivision for the benefit of its employees, provided that such plan has total assets in excess of $5,000,000;

_____     ix.   an employee benefit plan within the meaning of Title I of the
                Employee Retirement Income Security Act of 1974 ("ERISA"), provided that the investment decision is made by a plan fiduciary, as defined in section 3(21) of ERISA, and the plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser or provided that the employee benefit plan has total assets in excess of $5,000,000; or if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

                                                                         ANNEX I
                                                                          Page 2

_____     x.    a private business development company as defined in section
                202(a)(22) of the Investment Advisers Act of 1940;

_____     xi.   an organization described in section 501(c)(3) of the Internal
                Revenue Code, not formed for the specific purpose of acquiring the Investor Shares, with total assets in excess of $5,000,000;

_____     xii.  a director or executive officer, or general partner of the
                Company;

_____     xiii. a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Investor Shares, with total assets in excess of $5,000,000;

_____     xiv.  a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Investor Shares, and the purchase of the Investor Shares is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Act;

_____     xv.   a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds
                $1,000,000;

_____     xvi.  a natural person who had an individual income in excess of
                $200,000 in each of 1998 and 1999 or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in 2000;

_____     xvii. an entity in which all of the equity owners are accredited investors (described in any of (i) - (xvi) above).


                                                 INVESTOR:

                                              By:
                                                 --------------------------
                                                 Name:
                                                 Title:

                                                                        ANNEX II

                [Form of Managed Accounts Representation Letter]

BioSphere Medical, Inc.
111 Locke Drive
Marlborough, MA 01752

Ladies and Gentlemen:

         Reference is hereby made to (i) that certain Stock and Warrant Purchase Agreement, dated as of February __, 2000 (the "Agreement"), by and between you and the undersigned relating to the purchase of shares of the common stock, par value $0.01 per share (the "Common Stock"), of BioSphere Medical, Inc. ("BioSphere"), and warrants (the "Warrants") to purchase shares of Common Stock and (ii) the certain Warrant Agreement, dated as of February __, 2000 (the "Warrant Agreement"), by and between BioSphere and the Investor regarding the Warrants. Capitalized terms used herein that are not defined herein have the meaning set forth in the Agreement.

         The undersigned has executed or is executing the Agreement and the Warrant Agreement as an Investor.

         This Managed Accounts Representation Letter will serve to advise you that in executing the Agreement, the undersigned has acted for or on behalf of one or more persons ("Accounts") pursuant to authority granted to the undersigned by each such Account.

         The undersigned hereby represents and warrants to, and covenants and agrees with, you that:

               i. the shares of Common Stock and Warrants being purchased under the Agreement by or for an Account are being purchased for the benefit of the Account and the undersigned is not acting for itself but is acting as a fiduciary on behalf of such Account;

               ii. the representations and warranties of the Investor set forth in Section 3(a)(iii) of the Agreement are true and correct as to each Account and the Investor Shares being purchased by or for such Account;

               iii. each such Account will be fully bound by and subject to the
                    Agreement in all respects as an Investor;

               iv. the undersigned is fully authorized by each such Account to enter into the Agreement with full authority regarding the investment in and disposition of the Investor Shares, the evaluation of the merits and risks of the investment and to execute this Managed Accounts Representation Letter for or on behalf of such Account;

               v. the undersigned is registered or licensed as either an investment adviser or a dealer or broker and is in compliance with all investment adviser or dealer and broker requirements, as the case may be, in connection with the sale of the Investor Shares and with all the statutes, rules and regulations with respect to registration or licensing in each state in which the Investor Shares are sold by the undersigned; and

Executed as of the date as of which the Agreement is executed by the undersigned.

                                           ACCOUNT MANAGER:


                                           -------------------------------------


                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                           On behalf of the following accounts:

                                                                       ANNEX III

                       NUMBER OF SHARES BENEFICIALLY OWNED

                                                                        ANNEX IV

                      REGISTRATION STATEMENT QUESTIONNAIRE

         In connection with the preparation of the Registration Statement, please provide us with the following information:

         1. Pursuant to the "Selling Shareholder" section of the Registration Statement, please state your or your organization's name exactly as it should appear in the Registration Statement:

         2. Please provide the following information, as of the Closing Date:

                       (1)                             (2)

                                                  Number of shares
                  Number of Shares                if any, which will
                  which are being                 be owned after
                  included in the                 completion of sale
                  Registration                    of Shares included
                  Statement (if all               in the Registration
                  purchased, put all)             statement
                  -------------------             ---------

         3 Have you or your organization had any position, office or other material relationship within the past three (3) years with the Company or its affiliates other than as disclosed in the Memorandum?

                  ___ Yes                        ___ No

         If yes, please indicate the nature of any such relationship below:

         ------------------------------------------------------------------

         ------------------------------------------------------------------

         ------------------------------------------------------------------

                                                                         ANNEX V

Attention:

                    INVESTOR'S CERTIFICATE OF SUBSEQUENT SALE

         The undersigned, [an officer of, or other person duly authorized by] ______________ [fill in official name of individual or institution] hereby certifies that he/she [said institution] is the Investor in the shares evidenced by the attached certificate, and as such, sold such shares on ________ [date] in accordance with registration statement number ___________________ [fill in the number of or otherwise identify registration statement] and the requirement of delivering a current prospectus and current annual and quarterly reports by the Company has been complied with in connection with such sale.

Print or Type:

                  Name of Investor
                      (Individual or
                       Institution)               ______________________________

                  Name of Individual
                      representing
                      Investor (if an

                      Institution):               ______________________________
                  Title of Individual
                      representing
                      Investor (if an
                      Institution):               ______________________________

Signature by:

                  Individual Investor or
                      Individual representing
                      Investor:                   ______________________________

                                                                        ANNEX VI

                                WIRE INSTRUCTIONS

Fleet Bank
100 Federal Street
Boston, MA 02167
ABA #: 011-000-138
Acct Name: BioSepra Inc.
Acct Officer: Kim Martone
Acct #: 9372882412